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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 10, 1998


                         FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



         ARKANSAS                   0-11916                  71-0538646
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)             Identification
                                                                Number)


             MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS    71730
              (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (870) 863-3181




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 1998, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired all of the issued and outstanding common stock of First Republic Bancshares, Inc., Rayville, Louisiana ("Republic") including shares issuable to persons entitled to receive performance shares and holders of Republic debentures, pursuant to the Agreement and Plan of Reorganization, dated December 9, 1997 ("Agreement"), in exchange for the issuance of 799,864 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for shares and debentures are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-44601 as filed with the Securities and Exchange Commission ("SEC") on January 21, 1998, and Amendment No. 1 to the Registration Statement filed on February 4, 1998. The Registration Statement, as amended, became effective February 6, 1998 ("Registration Statement").

         Republic was a bank holding company which owned 100% of the common stock of First Republic Bank, Rayville, Louisiana. Republic engaged, directly or through subsidiaries, in those activities closely related to banking which are specifically permitted under the Bank Holding Company Act of 1956, as amended.

         Pursuant to the Agreement, no fractional shares of First United common stock were issued. Therefore, Republic stockholders have received or will receive cash payments for their fractional shares. First United has made or will make all cash payments from its excess funds. Prior to consummating the Agreement, First United had 10,276,772 shares of common stock issued and outstanding. By issuing 799,864 shares of First United common stock, which amounted to 7.78% of the pre-merger issued and outstanding shares, and an additional 1,569,887 shares in connection with the March 30, 1998, acquisition of Citizens National Bancshares of Hope, Inc., Hope, Arkansas ("Citizens"), First United presently has 12,646,523 shares issued and outstanding. First United is filing an additional report on Form 8-K simultaneously herewith in connection with its acquisition of Citizens. All of the issued and outstanding shares are listed on the National Association of Securities Dealers automated quotation system national market system.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements have been previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-44601 as filed with the Securities and Exchange Commission on January 21, 1998, and Amendment No. 1 thereto filed on February 4, 1998, which became effective February 6, 1998:

         (a)      Financial Statements of Business Acquired.

                  (1) Financial statements of First Republic Bancshares, Inc. and notes thereto as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996.

                  (2) Financial statements of Republic (unaudited) as of September 30, 1997 and for the nine months ended September 30, 1997 and 1996.


         (b) Pro-forma Financial Information required pursuant to Article 11 of Regulation S-X:

                  (1) Pro-forma combining balance sheet (unaudited) as of September 30, 1997.

                  (2) Pro forma combining income statements (unaudited) for each of the three years in the period ended December 31, 1996 and for the nine months ended September 30, 1997 and 1996.


         (c)      Exhibits.



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                               INDEX TO EXHIBITS



Exhibit No.                Description of Exhibit
-----------                ----------------------
      2                    Agreement and Plan of Reorganization between First
                           United Bancshares, Inc. and First Republic
                           Bancshares, Inc. and Plan of Merger attached as
                           Exhibit A thereto (previously filed by First United
                           in its Form S-4 Registration Statement under the
                           Securities Act of 1933, Registration No. 333-44601
                           as filed with the Securities and Exchange Commission
                           on January 21, 1998, and Amendment No. 1 thereto,
                           filed on February 4, 1998, which became effective
                           February 6, 1998) incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     FIRST UNITED BANCSHARES, INC.
                                     (REGISTRANT)


                                     By  /s/ John E. Burns
                                       -------------------------------------
                                       John E. Burns, Senior Vice President and
                                        Chief Financial Officer

Date:  April 10, 1998